Exhibit 99.1

Tintri Reports Third Quarter Fiscal 2018 Financial Results

MOUNTAIN VIEW, Calif., December 13, 2017 –Tintri, Inc. (NASDAQ: TNTR), a leading enabler of enterprise cloud, today reported results for its third quarter fiscal 2018 ended October 31, 2017.

“We made progress in the quarter by expanding our differentiated technology portfolio with two new all-flash product lines and software that integrates our products with leading public cloud storage solutions. These innovations helped us to increase our footprint with existing customers. However, we are disappointed with Q3 revenue. The company was impacted by delayed and reduced purchases by some accounts, but some of the delayed transactions closed in November,” said Ken Klein, Chairman and CEO at Tintri. “Despite the lower revenue, we saw improvement in our gross margin and our non-GAAP earnings per share met consensus expectations. We are exploring strategic options available to the company to deliver value to our stockholders, including retaining investment bank advisors to assist us in this process and optimizing our operating model to reduce our cash burn rate and shorten the time to generate positive cash flow.”

Q3 Key Quarterly and Year-to-Date Business and Financial Highlights

•	Quarterly revenue: $31.8 million, down 6% year-over-year, and year-to-date revenue: $97.0 million, up 15% year-over-year.

•	Gross margin increased sequentially 300 basis points to 59.5% GAAP, and 170 basis points to 61.7% non-GAAP.

•	Quarterly net loss per share: ($1.21) per share GAAP, and ($0.79) per share non-GAAP, within the company’s guidance range.

•	Launched Tintri EC6000 all-flash series for enterprises and the T1000 for remote office and departmental use cases.

•	Announced Tintri Cloud Connector to integrate Tintri on-premises with AWS S3 and IBM Cloud Object Storage public cloud.

•	Named visionary in the Gartner Magic Quadrant for General-Purpose Disk Arrays for the fourth year in a row.

•	New customers: added new enterprise and CSP customers, increasing total customer count to over 1,490.

•	Customers spending more than $1M lifetime-to-date increased 59% year-over-year.

Tintri Reports Third Quarter Fiscal 2018 Financial Results

Third Quarter Fiscal 2018 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters and nine-months ended October 31, 2016, and October 31, 2017 (unaudited):

GAAP Quarterly Financial Information
(in millions, except percentages and per share data)	Three Months Ended October 31, 2016	Three Months Ended October 31, 2017	Year-over- Year Change	Nine Months Ended October 31, 2016	Nine Months Ended October 31, 2017	Year-over- Year Change
Revenue	$33.9	$31.8	-6%	$84.3	$97.0	15%
Gross Profit	$22.5	$18.9	($3.6)	$55.2	$57.0	$1.8
Gross Margin	66.5%	59.5%	-7 ppts	65.5%	58.8%	-6.7 ppts
Operating Loss	($22.5)	($35.8)	($13.3)	($76.5)	($114.2)	($37.7)
Operating Margin	-66.4%	-112.5%	-46.1 ppts	-90.7%	-117.7%	-27 ppts
Net Loss	($23.8)	($37.9)	($14.1)	($80.3)	($120.3)	($40.0)
Net Loss Attributable to Common Stockholders	($23.8)	($37.9)	($14.1)	($80.3)	($100.5)	($20.2)
Net Loss per Share Attributable to Common Stockholders	($6.87)	($1.21)	$5.66	($23.52)	($6.33)	$17.19
Weighted-Average Shares (Basic and Diluted)	3.5	31.3	27.8	3.4	15.9	12.5

Non-GAAP Quarterly Financial Information
(in millions, except percentages and per share data)	Three Months Ended October 31, 2016	Three Months Ended October 31, 2017	Year-over- Year Change	Nine Months Ended October 31, 2016	Nine Months Ended October 31, 2017	Year-over- Year Change
Gross Margin	66.9%	61.7%	-5.2 ppts	66.0%	61.0%	-5 ppts
Operating Loss	($19.2)	($22.5)	($3.3)	($65.8)	($73.3)	($7.5)
Operating Margin	-56.6%	-71.0%	-14.4 ppts	-78.0%	-75.5%	2.5 ppts
Net Loss	($20.5)	($24.7)	($4.2)	($69.4)	($79.3)	($9.9)
Net Loss per Share	($0.95)	($0.79)	$0.16	($3.24)	($2.86)	$0.38
Weighted-Average Shares (Basic and Diluted)	21.5	31.3	9.8	21.4	27.8	6.4
Free Cash Flow	($19.8)	($32.2)	($12.4)	($61.6)	($75.7)	($14.1)
Free Cash Flow % of Revenue	-58.4%	-101.4%	-43 ppts	-73.1%	-78.1%	-5 ppts

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Fourth Quarter Fiscal 2018 Financial Outlook

As we look ahead, we are providing the following outlook for the quarter ending January 31, 2018. We expect:

•	Revenue in the range of $25 to $27 million;

•	Non-GAAP loss per share in the range of ($0.79) to ($0.83), using 31.4 million weighted-average shares outstanding.

All forward-looking non-GAAP financial measures contained in this section titled “Fourth Quarter Fiscal 2018 Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, legal fees related to securities lawsuits, and, as applicable, other special items. We have not reconciled guidance for non-GAAP loss per share to its most directly comparable GAAP measure because the items that have been excluded are uncertain and cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Tintri Reports Third Quarter Fiscal 2018 Financial Results

Conference Call and Webcast

Tintri is hosting a conference call for analysts and investors to discuss its third quarter fiscal 2018 results and outlook for its fourth quarter at 2:00 p.m. Pacific Time today, December 13, 2017. Participants can listen in via webcast by visiting the Investor Relations section of Tintri’s website at ir.tintri.com. Please go to the website at least 15 minutes early to register, download, and install any necessary audio software. A replay of the webcast will be available for 7 days after the call. The conference call can also be accessed by dialing 1-844-379-5957 or +1-209-905-5964 and using the conference ID 5868359. Following the call, an audio replay will also be available by calling 1-855-859-2056 or +1-404-537-3406 and entering the conference ID 5868359. The audio replay will be available through 5:00 p.m. Pacific Time on December 20, 2017.

Forward-Looking Statements

This press release contains forward-looking statements, including but not limited to statements relating to our exploration of strategic options, the continued availability of customer transactions that failed to close in Q3, estimated revenues and non-GAAP loss per share for future fiscal periods, our competitive position and environment, sales trends, and product releases. These forward-looking statements are not historical facts, and instead are based on our current expectations, estimates, opinions, and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of such forward-looking statements depends upon future events, and involves risks, uncertainties, and other factors beyond our control that may cause these statements to be inaccurate and cause our actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by such statements, including, among others: the availability and timing of, and our ability to execute on, potential strategic options; the rapid evolution of the markets in which we compete; our ability to sustain or manage future growth effectively; factors that could result in the significant fluctuation of our future quarterly operating results, including, among other things, our revenue mix, the timing and magnitude of orders, shipments and acceptance of our solutions in any given quarter, our ability to attract new and retain existing end-customers, changes in the pricing of certain components of our solutions, and fluctuations in demand and competitive pricing pressures for our solutions; the introduction or acceleration of adoption of competing solutions; failure to develop, or unexpected difficulties or delays in developing, new product features or technology on a timely or cost-effective basis; and other risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our reports on file with the U.S. Securities and Exchange Commission (“SEC”), which are available on our investor relations website at https://ir.tintri.com and on the SEC website at www.sec.gov, or that we may file with the SEC following the date of this press release, including our Quarterly Report on Form 10-Q for the quarter ended July 31, 2017. All statements provided in this release speak only as of the date of this press release and, except as required by law, we assume no obligation to update any forward-looking statements to reflect actual results or subsequent events or circumstances.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures and other key

Tintri Reports Third Quarter Fiscal 2018 Financial Results

performance measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, pro forma non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of certain items such as stock-based compensation expense, restructuring charges, legal fees related to securities lawsuits and other one-off activities, IPO-related expenses not netted against IPO proceeds, deemed dividend to Series E and E-1 Convertible Preferred Stock, adjustment to Series E, E-1, and F Convertible Preferred Stock related to our IPO, and income tax-related impact. Free cash flow is a performance measure that our management believes provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures, and we define free cash flow as net cash used in operating activities less purchases of property and equipment. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures and key performance measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures and key performance measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity, and planning, forecasting, and analyzing future periods. However, these non-GAAP financial and key performance measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, pro forma non-GAAP net loss per share, and free cash flow are not substitutes for gross profit, gross margin, operating expenses, loss from operations, operating margin, net loss or net loss attributable to common stockholders, net loss per share or net loss per share attributable to common stockholders, net loss per share or net loss per share attributable to common stockholders, or net cash used in operating activities, respectively. In addition, other companies, including companies in our industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures and key performance measures as tools for comparison. We urge you to review the reconciliation of our non-GAAP financial measures and key performance measures to the most directly comparable GAAP financial measures included below in the tables captioned “Reconciliation of GAAP to Non-GAAP Profit Measures,” and “Reconciliation of GAAP Net Cash Used In Operating Activities to Non-GAAP Free Cash Flow,” and not to rely on any single financial measure to evaluate our business.

About Tintri

Tintri (NASDAQ: TNTR) offers an enterprise cloud infrastructure built on a public cloud-like web services architecture and RESTful APIs. Organizations use Tintri all-flash storage with scale-out and automation as a foundation for their own clouds—to build agile development environments for cloud native applications and to run mission critical enterprise applications. Tintri enables users to guarantee the performance of their applications, automate common IT tasks to reduce operating

Tintri Reports Third Quarter Fiscal 2018 Financial Results

expenses, troubleshoot across their infrastructure, and predict an organization’s needs to scale—the underpinnings of a modern data center. That’s why leading cloud service providers and enterprises, including Comcast, Chevron, NASA, Toyota, United Healthcare and 20% of the Fortune 100 companies, trust Tintri with enterprise cloud. For more information, visit www.tintri.com and follow us on Twitter: @Tintri. Tintri has used, and intends to continue to use, its Investor Relations website and the Twitter account of @Tintri as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

© 2017 Tintri, Inc. All rights reserved. Tintri and the Tintri logo are registered trademarks or trademarks of Tintri, Inc. in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be trademarks of their respective holder(s).

AT TINTRI:

Investor Relations Contact: David Jew, 650.772.3838, ir@tintri.com

TINTRI, INC.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	As of January 31, 2017	As of October 31, 2017
Assets
Current assets:
Cash and cash equivalents	$48,048	$48,899
Short-term investments	—	5,994
Accounts receivable, net	30,749	21,161
Inventories, net	6,509	6,958
Prepaid and other current assets	6,202	4,698

Total current assets	91,508	87,710
Property and equipment, net	10,410	10,223
Other long-term assets	2,984	3,011

Total assets	$104,902	$100,944

Liabilities, Convertible Preferred Stock and Stockholders’ Deficit
Current liabilities:
Accounts payable	$15,674	$15,424
Accrued and other current liabilities	20,668	18,417
Deferred revenue, current	28,056	31,414
Long-term debt, current portion	—	18,962

Total current liabilities	64,398	84,217
Deferred revenue, non-current	28,389	30,366
Long-term debt	48,914	49,607
Other long-term liabilities	5,041	5,150

Total liabilities	146,742	169,340

Commitments and contingencies
Convertible preferred stock	257,141	—
Stockholders’ deficit:
Common stock	1	2
Additional paid-in capital	41,745	373,126
Notes receivables from stockholders	(1,544)	(747)
Accumulated other comprehensive loss	(466)	(325)
Accumulated deficit	(338,717)	(439,241)
Treasury stock	—	(1,211)

Total stockholders’ deficit	(298,981)	(68,396)

Total liabilities, convertible preferred stock and stockholders’ deficit	$104,902	$100,944

Tintri Reports Third Quarter Fiscal 2018 Financial Results

TINTRI, INC.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data, unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2016	2017	2016	2017
Revenue:
Product	$26,871	$22,758	$64,316	$71,474
Support and maintenance	7,046	9,014	20,033	25,519

Total revenue	33,917	31,772	84,349	96,993

Cost of revenue:
Product	8,953	9,757	22,049	30,136
Support and maintenance	2,424	3,095	7,064	9,816

Total cost of revenue	11,377	12,852	29,113	39,952

Gross profit:
Product	17,918	13,001	42,267	41,338
Support and maintenance	4,622	5,919	12,969	15,703

Total gross profit	22,540	18,920	55,236	57,041

Operating expenses:
Research and development	13,227	17,287	39,875	55,290
Sales and marketing	27,862	28,435	77,324	88,484
General and administrative	3,955	8,061	14,541	26,564
Restructuring charges	—	890	—	890

Total operating expenses	45,044	54,673	131,740	171,228

Loss from operations	(22,504)	(35,753)	(76,504)	(114,187)
Other expense, net:
Interest expense	(1,231)	(2,170)	(4,044)	(6,242)
Other income, net	54	130	735	585

Total other expense, net	(1,177)	(2,040)	(3,309)	(5,657)

Loss before provision for income taxes	(23,681)	(37,793)	(79,813)	(119,844)
Provision for income taxes	89	132	440	428

Net loss	$(23,770)	$(37,925)	$(80,253)	$(120,272)

Deemed dividend to Series E and E-1 Convertible Preferred Stock	$—	$—	$—	$(6,588)
Impact of adjustment to Series E, E-1 and F Convertible Preferred Stock	$—	$—	$—	$26,336

Net loss attributable to common stockholders	$(23,770)	$(37,925)	$(80,253)	$(100,524)

Net loss per share attributable to common stockholders—basic and diluted	$(6.87)	$(1.21)	$(23.52)	$(6.33)

Weighted-average shares used in computing net loss per share attributable to common stockholders—basic and diluted	3,459,860	31,291,513	3,412,447	15,873,071

Tintri Reports Third Quarter Fiscal 2018 Financial Results

TINTRI, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Nine Months Ended October 31,
	2016	2017
Cash flows from operating activities:
Net loss	$(80,253)	$(120,272)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,137	5,330
Stock-based compensation expense	10,742	37,770
Excess tax benefit from stock-based compensation	47	—
Accretion of balloon payment	501	1,221
Amortization of debt issuance cost, credit facility fees and debt discounts	230	172
Restructuring charges	—	(940)
Other	(27)	(13)
Changes in operating assets and liabilities:
Accounts receivable	(4,132)	9,588
Inventories	(1,352)	(449)
Prepaid expenses and other assets	(1,436)	(659)
Payment of offering costs	(2,113)	(3,892)
Accounts payable	4,462	(1,859)
Deferred revenue	7,710	5,335
Accrued and other liabilities	280	(2,943)

Net cash used in operating activities	(58,204)	(71,611)

Cash flows from investing activities:
Purchase of property and equipment	(3,431)	(4,100)
Purchase of investments	(13,807)	(11,513)
Proceeds from maturities of investments	66,692	5,519

Net cash provided by (used in) investing activities	49,454	(10,094)

Cash flows from financing activities:
Payment on capital lease financing	(178)	(216)
Proceeds from revolving line of credit	6,962	5,000
Proceeds from term loan	—	15,000
Proceeds from initial public offering, net of underwriting discounts and commissions	—	62,314
Proceeds from repayment of employee notes receivable	101	—
Proceeds from exercise of stock options	1,459	470

Net cash provided by financing activities	8,344	82,568
Foreign exchange impact on cash and cash equivalents	(48)	(12)

Net increase (decrease) in cash and cash equivalents	(454)	851
Cash and cash equivalents, beginning of period	50,716	48,048

Cash and cash equivalents, end of period	$50,262	$48,899

Tintri Reports Third Quarter Fiscal 2018 Financial Results

Reconciliation of GAAP to Non-GAAP Profit Measures (in thousands, except share and per share data)
	GAAP	Non-GAAP Adjustments		Non-GAAP
	Three Months Ended October 31, 2016	Stock-based compensation	Income tax effect on non-GAAP adjustments	Three Months Ended October 31, 2016
Gross profit	22,540	139		22,679
Gross margin	66.5%			66.9%
Operating expenses
Research and development	13,227	(1,230)		11,997
Sales and marketing	27,862	(959)		26,903
General and administrative	3,955	(973)		2,982
Total operating expenses	45,044	(3,162)		41,882
Loss from operations	(22,504)	3,301		(19,203)
Operating margin	-66.4%			-56.6%

Net loss attributable to common stockholders	(23,770)	3,301	(15)	(20,484)

Net loss per share attributable to common stockholders, basic and diluted	(6.87)
Pro forma net loss per share, basic and diluted	(1.11)	0.16	—	(0.95)

Weighted-shares outstanding, basic and diluted	3,459,860			3,459,860
Pro forma adjustment (1)	17,992,973			17,992,973
Pro forma weighted-shares outstanding, basic and diluted	21,452,833			21,452,833

(1)	To reflect assumed conversion of convertible preferred stock as of the beginning of the period

Tintri Reports Third Quarter Fiscal 2018 Financial Results

Reconciliation of GAAP to Non-GAAP Profit Measures (in thousands, except share and per share data)
	GAAP	Non-GAAP Adjustments			Non-GAAP
	Three Months Ended October 31, 2017	Stock-based compensation	Other non-GAAP adjustments (1)	Income tax effect on non-GAAP adjustments	Three Months Ended October 31, 2017
Gross profit	18,920	692			19,612
Gross margin	59.5%				61.7%
Operating expenses
Research and development	17,287	(5,116)	—		12,171
Sales and marketing	28,435	(2,468)	—		25,967
General and administrative	8,061	(3,576)	(463)		4,022
Restructuring charges	890		(890)		—
Total operating expenses	54,673	(11,160)	(1,353)		42,160
Loss from operations	(35,753)	11,852	1,353		(22,548)
Operating margin	-112.5%				-71.0%

Net loss attributable to common stockholders	(37,925)	11,852	1,353	2	(24,718)

Net loss per share attributable to common stockholders, basic and diluted	(1.21)	0.38	0.04	—	(0.79)

Weighted-shares outstanding, basic and diluted	31,291,513				31,291,513

(1)	Restructuring charges, legal fees related to securities lawsuits and other one-off activities, and IPO-related expenses not netted against IPO proceeds.

Reconciliation of GAAP to Non-GAAP Profit Measures (in thousands, except share and per share data)
	GAAP	Non-GAAP Adjustments		Non-GAAP
	Nine Months Ended October 31, 2016	Stock-based compensation	Income tax effect on non-GAAP adjustments	Nine Months Ended October 31, 2016
Gross profit	55,236	440		55,676
Gross margin	65.5%			66.0%
Operating expenses
Research and development	39,875	(4,090)		35,785
Sales and marketing	77,324	(3,209)		74,115
General and administrative	14,541	(3,003)		11,538
Total operating expenses	131,740	(10,302)		121,438
Loss from operations	(76,504)	10,742		(65,762)
Operating margin	-90.7%			-78.0%

Net loss attributable to common stockholders	(80,253)	10,742	81	(69,430)

Net loss per share attributable to common stockholders, basic and diluted	(23.52)
Pro forma net loss per share, basic and diluted	(3.75)	0.51	—	(3.24)

Weighted-shares outstanding, basic and diluted	3,412,447			3,412,447
Pro forma adjustment (1)	17,992,973			17,992,973
Pro forma weighted-shares outstanding, basic and diluted	21,405,420			21,405,420

(1)	To reflect assumed conversion of convertible preferred stock as of the beginning of the period

Tintri Reports Third Quarter Fiscal 2018 Financial Results

Reconciliation of GAAP to Non-GAAP Profit Measures (in thousands, except share and per share data)
	GAAP	Non-GAAP Adjustments			Non-GAAP
	Nine Months Ended October 31, 2017	Stock-based compensation	Other non-GAAP adjustments (1)	Income tax effect on non-GAAP adjustments	Nine Months Ended October 31, 2017
Gross profit	57,041	2,106			59,147
Gross margin	58.8%				61.0%
Operating expenses
Research and development	55,290	(14,772)	(20)		40,498
Sales and marketing	88,484	(8,150)	(984)		79,350
General and administrative	26,564	(12,742)	(1,268)		12,554
Restructuring charges	890		(890)		—
Total operating expenses	171,228	(35,664)	(3,162)		132,402
Loss from operations	(114,187)	37,770	3,162		(73,255)
Operating margin	-117.7%				-75.5%

Net loss	(120,272)	37,770	3,162	28	(79,312)
Deemed dividend	(6,588)		6,588		—
Net loss adjustment (2)	26,336		(26,336)		—
Net loss attributable to common stockholders	(100,524)	37,770	(16,586)	28	(79,312)

Net loss per share attributable to common stockholders, basic and diluted	(6.33)
Pro forma net loss per share attributable to common stockholders, basic and diluted	(3.62)	1.36	(0.60)	—	(2.86)

Weighted-shares outstanding, basic and diluted	15,873,071				15,873,071
Pro forma adjustment (3)	11,892,693				11,892,693
Pro forma weighted-shares outstanding, basic and diluted	27,765,764				27,765,764

(1)	Restructuring charges, legal fees related to securities lawsuits and other one-off activities, IPO-related expenses not netted against IPO proceeds, and deemed dividend to Series E and E-1 Convertible Preferred Stock.
(2)	Adjustment to Series E, E-1, and F Convertible Preferred Stock related to IPO.
(3)	To reflect assumed conversion of convertible preferred stock as of beginning of the year, and IPO shares as of the beginning of Q2.

Reconciliation of GAAP Net Cash Used In Operating Activities to Non-GAAP Free Cash Flow (in thousands)
	Three Months Ended October 31, 2016	Three Months Ended October 31, 2017	Nine Months Ended October 31, 2016	Nine Months Ended October 31, 2017
Net cash used in operating activities	(18,692)	(30,156)	(58,204)	(71,611)
Less: Purchase of property and equipment	(1,100)	(2,046)	(3,431)	(4,100)
Free cash flow	(19,792)	(32,202)	(61,635)	(75,711)
Free cash flow % revenue	-58.4%	-101.4%	-73.1%	-78.1%

Source: Tintri